Exhibit 99.1

BROADMARK REALTY CAPITAL DECLARES

MONTHLY DIVIDEND FOR APRIL 2020

Seattle, WA – April 13, 2020 – Broadmark Realty Capital Inc. (NYSE: BRMK) (the “Company”), an internally managed real estate investment trust providing financing for the acquisition, renovation and development of residential and commercial properties, today announced that its Board of Directors has declared a cash dividend of $0.06 per share of common stock for April 2020. The dividend will be payable on May 15, 2020 to shareholders of record as of April 30, 2020.

“Given the extraordinary uncertainty surrounding the economic impact of COVID-19, our Board of Directors deemed it prudent to adjust our dividend for the month of April. We remain confident in our broader strategy, including our strong balance sheet, which we believe will support our ability to grow our business over time,” stated David Schneider, Chief Financial Officer.

The Company and its Board of Directors will continue to monitor market conditions and determine an appropriate dividend rate to address the Company’s capital needs and preserve value for shareholders.

Forward Looking Statements

This document contains certain “forward-looking statements” within the meaning of the federal securities laws, including, without limitation, statements concerning our operations, economic performance and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, capital resources, portfolio performance and results of operations. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases. Forward-looking statements do not guarantee future performance, which may be materially different from that expressed in, or implied by, any such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their respective dates.

These forward-looking statements are based largely on our current beliefs, assumptions and expectations of our future performance taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or within our control, and which could materially affect actual results, performance or achievements. Factors that may cause actual results to vary from our forward-looking statements include, but are not limited to: i) factors described in our prospectus filed with the SEC on December 17, 2019, including those set forth under the captions “Risk Factors” and “Business”; ii) defaults by borrowers in paying debt service on outstanding indebtedness, iii) impairment in the value of real estate property securing our loans; iv) availability of origination and acquisition opportunities acceptable to us; v) potential mismatches in the timing of asset repayments and the maturity of the associated financing agreements; vi) general economic uncertainty and the effect of general economic conditions on the real estate and real estate capital markets in particular; vii) general and local commercial and residential real estate property conditions; viii) changes in federal government policies; ix) changes in federal, state and local governmental laws and regulations that impact our business, assets or classification as a real estate investment trust; x) increased competition from entities engaged in construction lending activities; xi) potential disruptions in our business operations, construction lending activity and the potential impact on the financial condition of our borrowers relating to COVID-19, including as a result of actions that may be taken by governmental authorities to contain or address the COVID-19 outbreak; xii) changes in interest rates; xiii) the availability of, and costs associated with, sources of liquidity; xiv) the ability to qualify as a REIT for U.S. federal income tax purposes and maintain our status as a REIT; xv) the ability to manage future growth; and xvi) changes in personnel and availability of qualified personnel.

About Broadmark Realty Capital

Broadmark Realty Capital Inc. (NYSE: BRMK) offers short-term, first deed of trust loans secured by real estate to fund the acquisition, renovation, rehabilitation or development of residential or commercial properties. Broadmark Realty Capital manages and services its loan portfolio across a variety of market conditions and economic cycles.

Contact:

Investor Relations

InvestorRelations@broadmark.com

206-623-7782